SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                         GENERAL MAGNAPLATE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                         GENERAL MAGNAPLATE CORPORATION
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Logo-Graphic  GENERAL MAGNAPLATE CORPORATION
              1331 U.S. ROUTE 1 - LINDEN, NEW JERSEY 07036
              PHONE (908) 862-6200 - FAX (908) 862-6110





                                                                 October 2, 1998







   To Our Shareholders:

   You are cordially invited to attend the Annual Meeting of Shareholders of the Company which will be held at the Company offices, 1331 U.S. Route 1, Linden, New Jersey 07036 at 2:00 P.M., E.S.T., on November 4, 1998.

   Although you may presently plan to attend the Annual Meeting, we urge you to indicate your approval in the spaces provided on the enclosed proxy form by voting FOR the election of directors named in the annexed proxy statement, FOR the ratification of the selection by management of the Company's independent auditors, FOR approval of an amendment to the Articles of Incorporation to increase the authorized common stock, no par value, to 20,000,000 shares from 5,000,000 shares, and FOR such other matters as may properly come before the Annual Meeting. Please then date, sign and return the proxy form promptly. If you are a Shareholder of record and attend the Annual Meeting, as we hope you will, you may vote in person even if you have previously mailed a proxy form.

   We look forward to seeing as many of you as possible at the Annual Meeting.



                                                    Sincerely,





                                                    /s/CHARLES P. COVINO
                                                    --------------------
                                                    Charles P. Covino
                                                    Chairman, Board of Directors
                                                    and Chief Executive Officer

Logo-Graphic  GENERAL MAGNAPLATE CORPORATION
              1331 U.S. ROUTE 1 - LINDEN, NEW JERSEY 07036
              PHONE (908) 862-6200 - FAX (908) 862-6110



                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of GENERAL MAGNAPLATE CORPORATION:

   The Annual Meeting of the Shareholders of General Magnaplate Corporation will be held at the Company offices, 1331 U.S. Route 1, Linden, New Jersey 07036, on November 4, 1998 at 2:00 P.M., E.S.T., for the following purposes:

   1. To elect seven directors to serve until their respective successors shall be elected and qualified;

   2. To ratify the selection by management of the Company's independent auditors for the fiscal year ended June 30, 1999;

   3. To approve an amendment to the Articles of Incorporation to increase the authorized common stock, no par value, to 20,000,000 shares from 5,000,000 shares.

   4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Only holders of Common Stock of the Company of record at the close of business on October 2, 1998 are entitled to notice of and to vote at the Meeting, or any adjournments thereof. A complete list of such shareholders will be open for examination by any shareholder at the Company's principal executive offices at 1331 U.S. Route 1, Linden, New Jersey for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting. Shareholders are cordially invited to attend the Meeting in person.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND INSERT THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. MAIL IT PROMPTLY, NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED.

   This Notice, the accompanying Proxy Statement, and the Proxy enclosed herewith are sent to you by order of the Board of Directors of the Company.


                                                     /s/EDMUND V. AVERSENTI, JR.
                                                     ---------------------------
                                                        EDMUND V. AVERSENTI, JR.
                                                        Secretary

Dated: Linden, New Jersey
       October 2, 1998

Logo-Graphic  GENERAL MAGNAPLATE CORPORATION
              1331 U.S. ROUTE 1 - LINDEN, NEW JERSEY 07036
              PHONE (908) 862-6200 - FAX (908) 862-6110

                                 PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 4, 1998


                     SOLICITATION AND REVOCATION OF PROXIES

   This Proxy Statement is furnished to shareholders by the Board of Directors of General Magnaplate Corporation, a New Jersey corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company offices, 1331 U.S. Route 1, Linden, NJ 07036 on November 4, 1998 at 2:00 P.M., E.S.T., or at any adjournments thereof.

   Only holders of record on October 2, 1998, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Shares represented by proxies, in the accompanying form, which are properly executed, duly returned and not revoked, will be voted for the election as directors of the persons who have been nominated by the Board of Directors, for the ratification of the appointment of Mauriello, Franklin & LoBrace as the Company's independent auditors for the fiscal year ending June 30, 1999, for approval of an amendment to the Articles of Incorporation increasing the authorized common stock, no par value, to 20,000,000 shares from 5,000,000 shares, and for any other matter that may properly come before the Meeting, in accordance with the judgment of the person or persons voting the proxies. A shareholder of record may withhold authority to vote the shares owned by him with respect to any nominee by writing a check mark in the space provided by the proxy that the shareholder wishes to abstain. The execution of a proxy will in no way affect a shareholder's right to attend the Meeting and vote in person. Any proxy executed and returned by a shareholder may be revoked at any time thereafter in writing prior to the Meeting, or orally at the Meeting, or by execution of a subsequent proxy, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such proxy prior to such revocation.

   This Proxy Statement and the accompanying Proxy are being sent on or about October 2, 1998 to shareholders entitled to vote at the Annual Meeting of Shareholders. The cost of solicitation of the proxies solicited on behalf of the Board of Directors will be borne by the Company. In addition to use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

   The management of the Company does not know of any matter to be considered at the Meeting other than those set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if any such matter, not now known, properly comes before the Meeting, the persons named in the enclosed form of Proxy will vote said Proxy at their discretion and in accordance with their best judgment on such matters.

                              VOTING AT THE MEETING

   At the close of business on June 30, 1998, there were outstanding 4,918,794 shares of Common Stock ("Common Stock") of the Company. The only voting securities of the Company are its shares of Common Stock. Holders of Common Stock are entitled to one vote, in person or by proxy, for each share held in their names as of the close of business on the record date. There are no cumulative rights.

   The presence, in person or by proxy, of holders of at least a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Annual Meeting of Shareholders. All action proposed herein may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present at the Meeting in person or by proxy.

                          OWNERSHIP OF COMMON STOCK BY
                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth, as of June 30, 1998, information as to the shares of Common Stock of the Company owned by each director and nominee for election as a director and by all directors and executive officers of the Company as a group.

                                  DIRECTORS AND EXECUTIVE OFFICERS

                                                   Amount and Nature
                                                     of Beneficial                         Percent
         Name                                         Interest (1)                         of Class
         ----                                         ------------                         --------
S. Thomas Aitken (2)                                     46,080                               .94%
Walter Alina (6)                                         16,000                               .32%
Edmund V. Aversenti, Jr. (5)                             58,675                              1.19%
Candida C. Aversenti (3)                                919,000                             18.68%
Charles P. Covino (4)                                 1,642,322                             33.40%
Harold F. Levin (7)                                       2,898                               .06%
Edward A. Partenope, Jr.                                  4,000                               .08%
James H. Wallwork                                         1,000                               .02%
All current directors, and executive officers
  as a group (8 persons)                              2,689,975                             54.69%

(1) Unless otherwise indicated, each such beneficial owner holds the sole voting and investment power over the shares beneficially owned.

(2) S. Thomas Aitken owns 19,800 shares in joint tenancy with his former wife, included herein.

(3) Candida C. Aversenti is custodian for 285,600 of the shares for her children. She is the daughter of Charles P. and Sylvia A. Covino and the wife of Edmund V. Aversenti, Jr., and disclaims any interest in their shares.

(4) Charles P. Covino disclaims any interest in the shares held by his wife, Sylvia A. Covino or his daughter, Candida C. Aversenti, and his son-in-law Edmund V. Aversenti, Jr. Charles P. Covino owns 313,661 shares held in two trusts, included herein.

(5) Edmund V. Aversenti, Jr. is custodian for 8,675 shares for his children, and disclaims any interest in any shares held by his wife, Candida C. Aversenti, or those shares held by Charles P. or Sylvia A. Covino.

(6)  Walter Alina owns these shares in joint tenancy with his wife.

(7) Harold F. Levin disclaims any interest in shares held by his daughter, daughter-in-law and granddaughters.

                            CERTAIN BENEFICIAL OWNERS

   The following table sets forth information as of June 30, 1998, with respect to any person (including any "group") as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), who is known to management of the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities.


                             Number of Shares                        Percent
Name                        Beneficially Owned                    of Ownership
----                        ------------------                    ------------


Sylvia A. Covino                  547,936                             11.1%

   Sylvia A. Covino disclaims any beneficial interest in the shares held by her husband, Charles P. Covino, her daughter, Candida C. Aversenti, or her son-in-law, Edmund V. Aversenti, Jr. Sylvia A. Covino owns 11,244 shares held in one trust, included herein.

   Charles P. Covino, Sylvia A. Covino, Candida C. Aversenti and Edmund V. Aversenti, Jr. own or control 3,167,933 shares or 64.4% of the outstanding 4,918,794 shares of the Company. Although each disclaims any beneficial interest in the shares held by the others, they will continue to be able to exercise substantial control over the affairs of the Company and may be deemed "parents" of the Company as such term is defined in the Rules and Regulations under the Securities Act of 1933.


                       NOMINEES FOR ELECTION AS DIRECTORS

   Seven directors are to be elected at the Annual Meeting of Shareholders (which number constitutes the entire Board of Directors of the Company). The term of office for which each person who is a nominee will expire at the next Annual Meeting of Shareholders, or when his successor shall have been elected and qualified. Unless otherwise instructed, the proxyholders intend to vote the proxies received by them FOR the seven nominees below. Each nominee named below has consented to being nominated for a directorship and, to the best knowledge of management, each nominee intends to serve the entire term for which election is sought. If any nominee becomes unavailable for election for any reason, the proxyholders will consult with management of the Company and follow the directions of management of the Company with regard to voting the shares for which they hold proxies. At this time, management of the Company has no reason to believe that any nominee will be unwilling or unable to serve if elected as a director of the Company. Each of the nominees is presently a member of the Board of Directors.

   As far as is known to the Company, there are no "family relationships", as defined in Item 401(d) of Regulation S-K promulgated by the Securities and Exchange Commission, between these persons or any executive officer except, that as noted above, Candida C. Aversenti, President and Chief Operating Officer, is the daughter of Dr. Charles P. Covino, Chairman and Chief Executive Officer, and is also the wife of Edmund V. Aversenti, Jr, Vice President and Secretary, and Corporate Director of Operations.

   The names of the nominees for Directors of the Company, their principal occupation and certain information concerning them are set forth below:

   S. THOMAS AITKEN, 60, former President and Chairman of the Board of Peoples BanCorp, Fairfield, NJ. Mr. Aitken has been a Director since 1970.

   CANDIDA  C.  AVERSENTI,  46,  President  and Chief  Operating  Officer,  Mrs.
Aversenti joined the Company in 1982 as Assistant to the Vice President-Marketing, became Vice President-Marketing in May 1984, was elected to the Board of Directors in August 1984, Executive Vice President in November 1984 and President and Chief Operating Officer in November 1986. She was formerly Assistant to the Director of Labor Relations at Standard Brands, Inc. (now RJR Nabisco Inc.). She is a graduate (Cum Laude) of Boston College, of Endicott Junior College (with Honors), of the Paralegal Institute of New York, and was previously employed by the Company during the summers of 1970-1974.

   EDMUND V. AVERSENTI, JR., 54, Vice President and Secretary, and Corporate Director of Operations, has been employed by the Company since June, 1985. For the five years prior thereto he was District Manager (West) for M&T Chemicals Corp. with the Furane Division and Plating Chemicals Division.

   CHARLES P. COVINO, 74, Chairman, Board of Directors, Chief Executive Officer and a founding Director since 1959. He is the inventor of all the Company's proprietary processes and directs all new process development. He has over 90 patents and trademarks worldwide. He is a graduate of Manhattan College and studied at New York University Graduate School of Business. Previously, he had studied mechanical engineering at the University of Alabama during service in World War II. He has an honorary degree of Doctor of Humane Letters from Philathea University in London, Ontario, Canada, and honorary degree of Doctor of Science from Manhattan College; and has been a consultant to NASA, the Atomic Energy Commission, the United Nations and the Bureau of Naval Weapons.

   HAROLD F. LEVIN, 95, Director since 1959, was a Senior Partner of the law firm of Levin & Weissman. He was General Counsel to the Company for more than 30 fiscal years.

   EDWARD A. PARTENOPE, JR., 40. Since l986, Mr. Partenope has been a management and computer consultant for the company. During 1984-1986, he served as Assistant Vice President/Corporate Planning for the Company. From 1981-1984 he was President of Silicon Computer Co., Inc., a New Jersey automation and management consulting firm. Mr. Partenope has been a director since 1987.

   JAMES H. WALLWORK, 67, was the former owner/partner of Wallwork Brothers, Inc., a HVAC wholesale distributor. Mr. Wallwork was a New Jersey State Senator from 1968-1981.He is a West Point graduate (1952), and served in the U.S. Army occupation forces from 1953-1955, and as a Major in the National Guard from 1956-1966.


                      BOARD OF DIRECTORS AND BOARD MEETINGS

   The Board of Directors held four regularly scheduled meetings during the last full fiscal year ended June 30,1998. Each of the Directors who served during the preceding year attended all of the meetings, except one director who missed one meeting.

   The Company has no standing nominating or compensation committees within its Board of Directors, as any functions which might have been performed by such committees are considered and determined by the Board of Directors itself. Directors who are employees of the Company do not participate in any action of the Board relating to executive compensation.

   The Audit Committee, consisting of Messrs. Aitken and Wallwork, met one time during the fiscal year ending June 30, 1998. Its function is to receive and review the results of the independent auditors of the Company's books and records and to review matters relating to internal auditing, accounting policy and procedures.


                               EXECUTIVE OFFICERS

   The Executive Officers of the Company are as follows:

Name                               Age                                 Position
----                               ---                                 --------
Charles P. Covino.............     74           Chairman, Board of Directors and Chief Executive Officer

Candida C. Aversenti..........     46           President and Chief Operating Officer

Edmund V. Aversenti, Jr.......     54           Vice President and Secretary, and Corporate Director of Operations

Walter P. Alina...............     66           Vice President

   Charles P. Covino -- for biographical information see above "Nominees for Election as Directors".

   Candida C. Aversenti -- for biographical information see above "Nominees for Election as Directors".

   Edmund V. Aversenti, Jr. -- for biographical information see above "Nominees for Election as Directors".

   Walter P. Alina joined the Company as Vice President in 1979. From 1967 to 1979 he was Plant Manager for Paramount Plating Co., a metal plating company.

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Remuneration

   The following table sets forth certain information with respect to the Company's Chief Executive Officer and each of the Directors or Executive Officers of the Company and its subsidiaries as to whom aggregate cash and cash equivalent forms of remuneration during the fiscal year ended June 30, 1998 exceeded $100,000 and with respect to all Directors and Executive Officers of the Company and Executive Officers of its subsidiaries during such period. All remuneration described in the table was paid by the Company.

         Name and Principle Position                                     Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------------
                                                           Salary                   Bonus                 Other (1)
---------------------------------------------------------------------------------------------------------------------------
Charles P. Covino (2).......................  1998        $179,255                $292,614*                $3,031
  Chairman, Board of Directors                1997        $179,255                $352,122*                $3,591
  and Chief Executive Officer                 1996        $179,255                $302,065*                $3,770

Candida C. Aversenti........................  1998        $152,256                 $77,090                 $7,427
  President and Chief Operating Officer       1997        $152,549                 $87,598                 $7,099
                                              1996        $152,256                 $82,337                 $6,337

Edmund V. Aversenti, Jr. (3)................  1998        $109,996                 $77,090                 $5,495
  Vice-President, Secretary and               1997        $104,615                 $87,598                 $3,540
  Corporate Director of Operations            1996        $103,461                 $82,337                 $3,213

*Includes royalty payments of $114,527, $141,105, and $98,217 respectively.

   Directors who are employees of the Company receive no compensation in their capacities as directors. Directors who are not employees of the Company receive a fee of $1,000 for each board meeting attended. The total for such Directors' fees amounted to $15,000 in the fiscal year ended June 30, 1998. In addition, all Directors are reimbursed, if requested, for reasonable expenses incurred in attending meetings of the Board of Directors. One request for reimbursement for expenses was made and reimbursed. Audit Committee members received $250.00 each per meeting.

   (1) Includes disability insurance premiums, life insurance premiums, and a company automobile.

   (2) Does not include the Company's obligation to provide a nonqualified retirement pension plan to its chief executive officer, Dr. Charles P. Covino, which provides a monthly benefit dependent on date of retirement and is payable for a period of fifteen years to the officer or to his wife in the event of his death. The total accrued deferred compensation up to and including the fiscal year ended June 30, 1998 amounted to $1,134,000.

   (3) Does not include the Company's obligation to fund deferred compensation contracts based on 10% of annual compensation. The total accrued deferred compensation up to and including the fiscal year ended June 30, 1998 amounted to $107,439 for Candida C. Aversenti and $78,425 for Edmund V. Aversenti, Jr.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG GENERAL MAGNAPLATE CORP.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]


                               -----------------------------FISCAL YEAR ENDING---------------------------
COMPANY/INDEX/MARKET           6/30/1993    6/30/1994    6/30/1995    6/28/1996    6/30/1997    6/30/1998
General Magnaplate               100.00       127.42       138.66       175.61       168.89       289.83
Coating, Engraving, Allied Svc   100.00       140.51       211.75       336.15       382.07       212.58
NASDAQ Market Index              100.00       109.66       128.61       161.89       195.02       258.52


                      ASSUMES $100 INVESTED ON JULY 1, 1993
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 1998



       General Magnaplate is in a very unique industry. Per requirements, we are compared with other companies in our 3-digit SICcode for the performance graph. Unfortunately, these companies, while in our SICcode, are not necessarily in the same line of business.


                              SHAREHOLDER PROPOSALS

   The Board of Directors presently intends to hold next year's Annual Meeting of Shareholders of the Company on or about mid-November, 1999. A Proxy Statement and Notice of such Meeting will be mailed to shareholders approximately one month prior to that date. Any interested shareholder may submit a proposal concerning the Company to be considered by management of the Company for inclusion in the Proxy Statement and form of Proxy relating to next year's Annual Meeting of Shareholders. In order for any proposals to be considered by management for inclusion, all proposals must be in writing in proper form and received by the Company on or before August 1, 1999. Any shareholder so interested may do so by submitting any such proposal to the Company. All shareholder proposals must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   Mauriello, Franklin & LoBrace, of 45 Springfield Avenue, Springfield, New Jersey 07081, has served as the Company's independent auditors for over thirty years, and for the fiscal year ended June 30, 1998. The management of the Company has selected the same firm as the Company's independent auditors for the current fiscal year, subject to the vote of the shareholders. Unless otherwise specified in any proxy, the votes represented by the proxies will be cast for the selection of Mauriello, Franklin & LoBrace, as independent auditors to audit the Company's books and accounts for the current fiscal year.

   The Company's financial statements, during and for the fiscal year ended June 30, 1998, were examined by Mauriello, Franklin & LoBrace, and reviewed by them with the Board of Directors. In connection with such audit functions, Mauriello, Franklin & LoBrace also reviewed the Company's quarterly and annual reports and filings with the Securities and Exchange Commission.

   While some non-audit services were performed for the Company by Mauriello, Franklin & LoBrace during the fiscal year ended June 30, 1998, such services were negligible and played no part in the determination of audit fees which were calculated at reasonable and customary rates.

   A member of Mauriello, Franklin & LoBrace will be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

   The Annual Report of the Company for the fiscal year ended June 30, 1998, including financial statements and schedules audited by Mauriello, Franklin & LoBrace, was filed on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report (without exhibits) is available, without charge, upon written request to: Ms. Valerie Corigliano, Assistant Vice President, General Magnaplate Corporation, 1331 U.S . Route 1, Linden, New Jersey 07036. A nominal charge will be made for the cost of reproduction and mailing if the exhibits to the Annual Report are requested. The Annual Report should not be considered proxy solicitation material.

   A copy of the Consolidated Financial Statements of the Company and its Wholly-Owned Subsidiaries, for the fiscal year ended June 30, 1998, will be mailed to every shareholder of record at or about the time of the mailing of this Notice of Meeting and Proxy Statement.


                                  OTHER MATTERS

   All information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company is based upon information received from the individual Directors and Officers.

   PLEASE DATE, SIGN, AND INSERT THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED AND MAIL IT AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.





                                                     /s/EDMUND V. AVERSENTI, JR.
                                                        ------------------------
                                                        EDMUND V. AVERSENTI, JR.
                                                        Secretary





October 2, 1998

                                     PROXY
                         GENERAL MAGNAPLATE CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                    BOARD OF DIRECTORS OF GENERAL MAGNAPLATE
                       CORPORATION FOR THE ANNUAL MEETING
                         TO BE HELD ON NOVEMBER 4, 1998.

  This Proxy will be voted as specified hereon. If no specification is made, the Proxy will be voted FOR proposals (1), (2), (3) and (4). KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints CHARLES P. COVINO and CANDIDA C. AVERSENTI, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all the Common Shares of GENERAL MAGNAPLATE CORPORATION, standing in the name of the undersigned at the close of business on October 2, 1998 at the Annual Meeting of Shareholders to be held at the Company offices in Linden, New Jersey on November 4, 1998, at 2:00 P.M., E.S.T., and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present.

1. VOTE ON THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED (Except as marked to the contrary below).

   S. Thomas Aitken, Candida C. Aversenti,
   Edmund V. Aversenti, Jr., Charles P. Covino, Harold F. Levin,
   Edward A. Partenope, Jr., and James H. Wallwork


                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. VOTE ON APPROVAL OF APPOINTMENT OF MAURIELLO, FRANKLIN & LOBRACE AS INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. VOTE ON PROPOSAL TO APPROVE AN AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK, NO PAR VALUE, TO 20,000,000 SHARES FROM 5,000,000 SHARES.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


4. VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.    [   ]

                         Please be sure to sign and date
                          this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                         GENERAL MAGNAPLATE CORPORATION

IMPORTANT: PLEASE SIGN EXACTLY as name appears on Stock Certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. Corporations should sign by a duly authorized officer.

     PLEASE MARK YOUR CHOICE CLEARLY WITH AN "X" INSIDE THE BOXES PROVIDED.
        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE
                           PREPAID ENVELOPE ENCLOSED.